SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS and
EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen Balanced Fund, Evergreen VA Balanced Fund, Evergreen Diversified Income Builder Fund, Evergreen VA Diversified Income Builder Fund (each a "Fund, together "the Funds")

Effective immediately, part two of the Funds' Statements of Additional Information is revised to include the following information under "Additional Information on Securities and Investment Practices," immediately following the subsection 'Options and Futures Strategies':

Structured Notes

Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Reverse Convertible Notes.  Reverse convertible notes are structured products that are designed to make regular interest payments, but where the value of the principal is linked to the performance of an underlying reference instrument – usually an equity security. Reverse convertible notes have a put option attached which is exercisable if the price of the underlying reference instrument drops below a stated value (“downside limit”) during a stated period. At maturity, the holder of the note will receive the full amount of principal if the value of the reference instrument did not close below the downside limit during the period. If the value of the reference instrument did close below the downside limit during the period, the holder of the note will usually receive a certain number of shares of the underlying equity security. Reverse convertible notes are generally used to generate income while providing some downside price protection on the underlying equity security.

Risk factors for structured notes.  Investments in structured notes are subject to interest rate risk and the credit risk of the issuer. Further, depending on the type of structured product, an increase or decrease in the value of the underlying reference instrument may cause a decrease in the interest rate payable as well as in the principal amount payable on maturity.  The percentage decrease in value of a structured note may be far greater than the percentage by which the value of the reference instrument increases or decreases. Structured notes may also be less liquid than other types of securities.

July 25, 2007	579921 (7/07)